UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 26, 2004


                                 TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


           CAYMAN ISLANDS               333-75899            66-0587307

  (State or other jurisdiction of      (Commission        (I.R.S. Employer
   incorporation or organization)      File Number)      Identification No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 232-7500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   Results of Operations and Financial Condition.

Our press release dated October 26, 2004, concerning third quarter 2004 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein. The press release contains certain measures (discussed below) which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

In the attached press release, we discuss net income, adjusted for the September 2004 TODCO secondary offering, on a total and per share basis for the quarter ended September 30, 2004. We also discuss net income adjusted for the September 2004 TODCO secondary offering and the TODCO initial public offering (IPO), the sale of the semisubmersible SEDCO 602, early retirement of debt and TODCO IPO-related costs, on a total and per share basis for the nine months ended September 30, 2004. In addition, we discuss net income, after adjusting for TODCO IPO-related costs, on a total and per share basis for the quarter ended September 30, 2003. We also discuss net income, adjusted for asset impairment charges, early retirement of debt, TODCO IPO-related charges and the favorable resolution of an existing tax liability, on a total and per share basis for the nine months ended September 30, 2003. This information is provided because management believes exclusion of these items will help investors compare results between periods and identify operating trends that could otherwise be masked by these items. The most directly comparable GAAP financial measure, net income
(loss), and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss field operating income for our Transocean Drilling business segment for the quarters ended June 30, 2004 and September 30, 2004. We also discuss field operating income for our TODCO business segment for the quarter ended September 30, 2004. Management believes field operating income is a useful measure of the operating results of a particular segment since the measure only deducts expenses directly related to a segment's operations from that segment's revenues. The most directly comparable GAAP financial measure, operating income before general and administrative expenses, and information reconciling the GAAP and non-GAAP measures are included in the press release.

In the press release, we also discuss net debt at September 30, 2004 and at December 31, 2003. This information is provided because management believes net debt provides useful information regarding the level of our indebtedness by reflecting the amount of indebtedness assuming cash and investments were used to repay debt. The most directly comparable GAAP financial measure, total debt, and the information reconciling the GAAP and the non-GAAP measures are included in the press release.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the


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information  in  this  report  is  not  intended  to, and does not, constitute a determination or admission by Transocean Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.


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ITEM 9.01   Financial Statements and Exhibits

(c)  Exhibits.

The  following  exhibit  is  furnished  pursuant  to  Item  2.02:

     Exhibit Number     Description
     --------------     -----------

          99.1 Transocean Inc. Press Release Reporting Third Quarter 2004 Financial Results.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TRANSOCEAN INC.


Date:  October 26, 2004             By: /s/ William E. Turcotte
                                        ----------------------------------------
                                        William E. Turcotte
                                        Associate General Counsel


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                                INDEX TO EXHIBITS


            The following exhibit is furnished pursuant to Item 2.02:

     Exhibit Number     Description
     --------------     -----------

          99.1 Transocean Inc. Press Release Reporting Third Quarter 2004 Financial Results.


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